UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

RT Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53009	57-1021913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Shengli Avenue North, Jixing Building, Shijiazhuang, Hebei Province, P.R.China	050041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0311-86964264

151 Shengli Avenue North, Jixing Building, Shijiazhuang, Hebei Province, P.R.China

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

General Instruction A.2.below):f the Form 8-under the Securities Act (17 CFR 230.425)

General Instruction A.2.below):f the Form 8-under the Securities Act (17 CFR 230.425)

General Instruction A.2.below):f the Form 8-under the Securities Act (17 CFR 230.425)tisfy the filing

General Instruction communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RT TECHNOLOGIES, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 9.01 Financial Statements and Exhibits

Exhibit - 7.1 Letter from Marcum Bernstein & Pinchuk LLP addressed to our Audit Committee, Board of Directors and Mr. Weiheng Cai

Exhibit 16.1 Letter from Marcum Bernstein & Pinchuk LLP regarding this Current Report on Form 8-K.

Signatures

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 20, 2012, RT Technologies, Inc. (the “Company”) filed their Quarterly Report on Form 10-Q and accompanying financial statements and footnotes prior to Marcum Bernstein & Pinchuk LLP (“MarcumBP”), the Company’s independent registered public accounting firm, completing the Company’s SAS 100 review. On August 20, 2012, MarcumBP notified the Company that the filing of its Form 10-Q for the quarterly period ended June 30, 2012 was not authorized by MarcumBP. MarcumBP requested that the Company respond within the time frames established by Section 10A of the Securities Exchange Act of 1934. Pursuant to Section 10A(b)(2) on August 21, 2012, MarcumBP further advised the Company, its Audit Committee and its Board of Directors, that remedial action was required and notice was sent to the SEC pursuant to Section 10A. The 2012 unaudited interim financial statements and notes thereto for the quarterly periods ended June 30, 2012 were not reviewed in accordance with Statement of Auditing Standards No. 100 (“SAS 100”), as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934, and accordingly should no longer be relied upon.

Since we do not have an audit committee, our President Mr. Weiheng Cai, the Company’s principal financial officer and principal accounting officer has been carefully monitoring this matter, but he has not had a chance to discuss these issues with MarcumBP.

The Company intends to file an amendment to the June 30, 2012 Form 10-Q to file unaudited interim financial statements for the quarterly period ended June 30, 2012 reviewed in accordance with SAS 100 as required by Rule 10-01(d) as promptly as practicable. Because the financial statements contained in the June 30, 2012 Form 10-Q do not meet the requirements of Rule 10-01 (d) of Regulation S-X, the Company may not be considered current in our filings under the Securities Exchange Act of 1934. Filing an amendment to the June 30, 2012 Form 10Q, when the independent registered public accountants’ review is complete, would eliminate certain consequences of a deficient filing, but the Company may become ineligible to use Form S-3 to register securities until all required reports under the Securities Exchange Act of 1934 have been timely filed for the 12 months prior to the filing of the registration statement for those securities. The Company is evaluating the impact of filing a deficient Form 10-Q due to lack of a review by its independent registered public accounting firm on any of its contractual commitments, and any potential listing standards, and the Securities Exchange Act.

The Company has provided MarcumBP with a copy of this disclosure and requested that MarcumBP furnish the Company with a  letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.  A copy of MarcumBP’s letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit - 7.1 Letter from Marcum Bernstein & Pinchuk LLP addressed to our Audit Committee, Board of Directors and Mr. Weiheng Cai

Exhibit 16.1 Letter from Marcum Bernstein & Pinchuk LLP regarding this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2012                           RT Technologies, Inc.

By: /s/ Weiheng Cai

                                                                  Weiheng Cai

                                                                  President

Exhibit Index

Exhibit - 7.1 Letter from Marcum Bernstein & Pinchuk LLP addressed to our Audit Committee, Board of Directors and Mr. Weiheng Cai

Exhibit 16.1 Letter from Marcum Bernstein & Pinchuk LLP regarding this Current Report on Form 8-K.